Exhibit 99.1

Growth Capital Acquisition Corp. Announces Stockholder Approval of Business Combination
with Cepton Technologies, Inc.

New York, NY, February 9, 2022-- Growth Capital Acquisition Corp. (NASDAQ: GCACU, GCAC and GCACW) (“Growth Capital or “GCAC”), a special purpose acquisition company, today announced that its stockholders have voted to approve the proposed business combination (the “Business Combination”) with Cepton Technologies, Inc., a developer of lidar-based solutions for automotive (ADAS/AV), smart cities, smart spaces and smart industrial applications (“Cepton”) at its special meeting of stockholders (the “Special Meeting”) held today, February 9, 2022.

Holders of approximately 72.94% of Growth Capital’s issued and outstanding shares cast votes at the Special Meeting. Approximately 93.82% of the votes cast at the Special Meeting voted to approve the Business Combination.

In light of receipt of the requisite approvals by Growth Capital’s stockholders described above, Growth Capital expects the Business Combination to be completed promptly following the satisfaction or waiver of the other conditions to the consummation of the Business Combination, as applicable. As previously announced, the combined company will be named “Cepton, Inc.” and its common stock and warrants are expected to start trading on the Nasdaq Capital Market following the closing under the new ticker symbols “CPTN” and “CPTNW,” respectively.

A Current Report on Form 8-K disclosing the full voting results will be filed by GCAC with the Securities and Exchange Commission (the “SEC”).

About Growth Capital Acquisition Corp.

GCAC is a Delaware blank check company, also commonly referred to as a special purpose acquisition company (or SPAC), formed for the purpose of entering into a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses or entities in any industry or geographic region. GCAC is led by its Co-Chief Executive Officers, Akis Tsirigakis and George Syllantavos.

Forward-Looking Statements

Certain statements herein are “forward-looking statements” made pursuant to the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Statements that are not historical facts, including statements about Cepton and GCAC and the transactions contemplated by the Business Combination Agreement (the “Transactions”), and the parties’ perspectives and expectations, are forward looking statements. Such statements include, but are not limited to, statements regarding the Transactions, including the anticipated initial enterprise value and post-closing equity value, the benefits of the Transactions, integration plans, expected synergies and revenue opportunities, anticipated future financial and operating performance and results, including estimates for growth, the expected management and governance of the combined company, and the expected timing of the Transactions. Such forward-looking statements reflect Cepton’s or GCAC’s current expectations or beliefs concerning future events and actual events may differ materially from current expectations. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target,” “designed to” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Any such forward-looking statements are subject to various risks and uncertainties, including (1) the success of our strategic relationships, including with Cepton’s Tier 1 partners, none of which are exclusive; (2) the possibility that Cepton’s business or the combined company may be adversely affected by other economic, business, and/or competitive factors; (3) the risk that current trends in automotive and smart infrastructure markets decelerate or do not continue; (4) the inability of the parties to successfully or timely consummate the proposed business combination, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed business combination or that the approval of the stockholders of GCAC or Cepton is not obtained; (5) risks related to future market adoption of Cepton’s offerings; (6) the final terms of Cepton’s arrangement with its Tier 1 partner and, in turn, its Tier 1 partner’s contract with the major global automotive OEM differing from Cepton’s expectations, including with respect to volume and timing, or the arrangement can be terminated or may not materialize into a long-term contract partnership arrangement; (7) the ability of GCAC or the combined company to issue equity or equity-linked securities in connection with the proposed business combination or in the future; (8) the inability to recognize the anticipated benefits of the proposed business combination, which may be affected by, among other things, the amount of cash available following any redemptions by GCAC’s stockholders; (9) the ability of the combined company to meet the initial listing standards of The Nasdaq Stock Market upon consummation of the proposed business combination; (10) costs related to the proposed business combination; (11) expectations with respect to future operating and financial performance and growth, including when Cepton will generate positive cash flow from operations; (12) Cepton’s ability to raise funding on reasonable terms as necessary to develop its product in the timeframe contemplated by its business plan; (13) Cepton’s ability to execute its business plans and strategy; (14) the failure to satisfy the conditions to the consummation of the proposed business combination, including the approval of the proposed business combination and definitive agreements for the proposed business combination by the stockholders of GCAC; and (15) the occurrence of any event, change or other circumstance that could give rise to the termination of the proposed business combination. If any of these risks materialize or any of GCAC’s or Cepton’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. Cepton and GCAC do not undertake to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. You should carefully consider the risk factors and uncertainties described in “Risk Factors,” “GCAC’s Management’s Discussion and Analysis of Financial Condition and Results of Operations,” “Cepton’s Management’s Discussion and Analysis of Financial Condition and Results of Operations,” “Forward-Looking Statements” and the additional risks described in the Registration Statement on Form S-4 (as amended, the “Registration Statement”) filed by GCAC with the SEC on September 8, 2021, and declared effective by the SEC on January 24, 2022, and other documents filed by Cepton and GCAC and other documents filed by Cepton and GCAC from time to time with the SEC.

Additional Information and Where to Find It

The Registration Statement contains information about the proposed transaction and the respective businesses of Cepton and GCAC. On January 25, 2022, the final prospectus and definitive proxy statement was mailed to stockholders of record of GCAC common stock at the close of business on January 13, 2022, who are entitled to vote on the proposed transaction. GCAC stockholders are urged to read the final prospectus and definitive proxy statement in connection with the solicitation of proxies for the special meeting to be held to approve the proposed transaction, because these documents contain important information about GCAC, Cepton and the proposed transaction. Stockholders of GCAC will also be able to obtain a free copy of the proxy statement, as well as other filings containing information about GCAC, without charge, at the SEC’s website (www.sec.gov) or by calling 1-800-SEC-0330. Copies of the proxy statement and GCAC’s other filings with the SEC can also be obtained, without charge, by directing a request to: Growth Capital Acquisition Corp., 300 Park Avenue, 16th Floor, New York, NY 10022. Additionally, all documents filed with the SEC can be found on GCAC’s website, www.gcacorp.com.

Participants in the Solicitation

Cepton and GCAC and their respective directors and officers and other members of management and employees may be deemed participants in the solicitation of proxies in connection with the proposed business combination. GCAC stockholders and other interested persons may obtain, without charge, more detailed information regarding directors and officers of GCAC in the Registration Statement. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies from GCAC’s stockholders in connection with the proposed business combination is included in the definitive proxy statement/consent solicitation statement/prospectus that GCAC has filed with the SEC.

No Offer or Solicitation

This press release shall not constitute a solicitation of a proxy, consent, or authorization with respect to any securities or in respect of the proposed business combination. This press release shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Contacts:

Growth Capital Contact

Email: inquiries@gcacorp.com

Website: www.gcacorp.com

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